Exhibit 10.36

EXECUTION COPY

[CONSOL]

THIRD AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 16, 2007, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the various new sub-servicers listed on the signature pages hereto (the “New Sub-Servicers”), the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).

RECITALS

1. Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified, the “Agreement”) by and among the Seller, the Servicer, the various Sub-Servicers, Conduit Purchasers, Purchaser Agents and LC Participants party thereto, the Administrator and the LC Bank; and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement.

2.1 The preamble to the Agreement is hereby amended and restated in its entirety as follows:

This AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of April 30, 2007, by and among CNX FUNDING CORPORATION, a Delaware corporation, as seller (the “Seller”), CONSOL ENERGY INC., a Delaware corporation (“CONSOL Energy”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the ORIGINATORS FROM TIME TO TIME PARTIES HERETO AS SUB-SERVICERS (each, a “Sub-Servicer”), the CONDUIT PURCHASERS FROM TIME TO TIME PARTIES HERETO (each, a “Conduit Purchaser”), the PURCHASER AGENTS FROM TIME TO TIME PARTIES HERETO (each, a “Purchaser Agent”), THE FINANCIAL

INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LC PARTICIPANTS (each together with their successors and permitted assigns in such capacity, an “LC Participant”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as Purchaser Agent for Market Street, and as administrator for the Conduit Purchasers (in such capacity, together with its successors and assigns in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and assigns in such capacity, the “LC Bank”) and each of the other members of each Purchaser Group party hereto or that become parties hereto by executing an Assumption Agreement or a Transfer Supplement.

2.2 Clause (i) of Section 4.1(d) of the Agreement is hereby amended and restated in its entirety as follows:

(i) each such Sub-Servicer by its signature hereto or in any applicable Joinder Agreement hereby agrees in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof,

2.3 The following new Section 6.1A is hereby inserted after Section 6.1 of the Agreement:

Section 6.1A Amendment or Termination of UCC Financing Statements.

Notwithstanding any other provision set forth herein or in any other Transaction Document, in connection with the sale of any real property with respect to which any UCC Financing Statement has been filed pursuant hereto or pursuant to the Sale Agreement in favor of the Seller and assigned to the Administrator or in favor of the Administrator (each such UCC Financing Statement, a “Filed Financing Statement”), so long as no Termination Event has occurred and is continuing, Seller or Servicer may, without the consent of the Administrator, the Purchasers or the Purchaser Agents, either (i) if such sale is of real property to which a Receivable relates or is of real property to which no Receivable relates but a Receivable has related thereto during the prior three calendar months, amend any such Filed Financing Statement related to such real property to exclude receivables, and the goods and other property related thereto, arising from such real property from and after the date of sale of such real property to a party who is not the Seller or an Originator and owed to parties other than Seller or any Originator or (ii) if such sale is of real property to which no Receivable relates during the prior three calendar months, terminate such financing statement effective upon the sale of such real property to a party who is not the Seller or an Originator. Servicer shall give the Administrator (x) at least five days prior written notice of any such amendment or termination and (y) file-stamped copies of any such amendment or termination as soon as practicable after the filing thereof.

2.4 Exhibit I to the Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“Joinder Agreement” has the meaning set forth in Section 11.1 of the Sale Agreement.

“MINER Receivable” means a Receivable that arises out of a contractual obligation to reimburse an Originator’s estimated cost incurred in connection with the Mine Improvement and New Emergency Response Act of 2006 (MINER Act) or any related or similar legislation or regulation.

2.5 The definition of “Default Ratio” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Default Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that became Defaulted Receivables during such month, by (b) the aggregate credit sales made by the Originators during the month that is five calendar months before such month (it being understood that, beginning with the calendar month ending on June 30, 2007, no MINER Receivables shall be included in the calculation of the “Default Ratio”).

2.6 The definition of “Delinquency Ratio” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Delinquency Ratio” means the ratio (expressed as a percentage and rounded to the nearest 1/100 of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day by (b) the aggregate Outstanding Balance of all Pool Receivables on such day (it being understood and agreed that, beginning with the calendar month ending on June 30, 2007, no MINER Receivables shall be included in the calculation of the “Delinquency Ratio”).

2.7 The definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is hereby amended by (a) deleting the period at the end of clause (u) and substituting in its place the text “, and” and (b) inserting the following new clause (v) as follows:

(v) that is not a MINER Receivable.

2.8 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$150,000,000” therein and substituting the amount “$165,000,000” therefor.

2.9 The Commitments and Pro Rata Shares of the Conduit Purchasers and LC Participants are hereby amended to be the amounts set forth beneath such party’s name on the signature pages hereto.

2.10 Clause (f) of Section 1 of Exhibit III to the Agreement is hereby amended and restated in its entirety as follows:

(f) [Reserved].

2.11 Clause (g) of Section 2 of Exhibit III to the Agreement is hereby amended by deleting the first sentence thereof.

2.12 Schedule I to the Agreement is hereby amended and restated in its entirety as Schedule I attached hereto.

2.13 Schedule III to the Agreement is hereby amended and restated in its entirety as Schedule III attached hereto.

2.14 The first paragraph of Annex B to the Agreement is hereby amended and restated in its entirety as follows:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as heretofore amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among CNX Funding Corporation, as Seller, CONSOL Energy Inc., as Servicer, the Originators from time to time parties thereto as Sub-Servicers, the Conduit Purchasers from time to time parties thereto, the Purchaser Agents from time to time parties thereto, the LC Participants from time to time parties thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Purchase Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

2.15 The first paragraph of Annex C to the Agreement is hereby amended and restated in its entirety as follows:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as heretofore amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among CNX Funding Corporation, as Seller, CONSOL Energy Inc., as Servicer, the Originators from time to time parties thereto as Sub-Servicers, the Conduit Purchasers from time to time parties thereto, the Purchaser Agents from time to time parties thereto, the LC Participants from time to time parties thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Paydown Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

2.16 The first paragraph of Annex D to the Agreement is hereby amended and restated in its entirety as follows:

This Compliance Certificate is furnished pursuant to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 among CNX Funding Corporation, as Seller (the “Seller”), CONSOL Energy Inc., as Servicer (the “Servicer”), the Originators from time to time parties thereto as Sub-Servicers, the Conduit Purchasers from time to time parties thereto, the Purchaser Agents from time to time parties thereto, the various LC Participants from time to time parties thereto and PNC Bank, National Association, as the Administrator (the “Administrator”) and as the LC Bank (as amended, restated, supplemented or otherwise modified, the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

2.17 The first paragraph of Annex E to the Agreement is hereby amended and restated in its entirety as follows:

Reference is hereby made to the Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (as heretofore amended, supplemented or otherwise modified, the “Receivables Purchase Agreement”), among CNX Funding Corporation, as Seller, CONSOL Energy Inc., as Servicer, the Originators from time to time parties thereto as Sub-Servicers, the Conduit Purchasers from time to time parties thereto, the Purchaser Agents from time to time parties thereto, the LC Participants from time to time parties thereto and PNC Bank, National Association, as Administrator and as LC Bank. Capitalized terms used in this Letter of Credit Application and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

SECTION 3. Joinder and Release of Sub-Servicers. Effective upon the Effective Date:

3.1 The Servicer hereby delegates its duties and obligations under the Agreement to each of the New Sub-Servicers, in their capacities as Originators, on the terms and subject to the conditions of the Agreement, including but not limited to Section 4.1(d) of the Agreement;

3.2 Each New Sub-Servicer shall become a party to the Agreement and hereby agrees to be bound as a Sub-Servicer by the terms, conditions and provisions of the Agreement and each of the other relevant Transaction Documents (each, as amended hereby) and shall have all the rights and obligations of a Sub-Servicer thereunder (and under any other Transaction Document);

3.3 Each New Sub-Servicer hereby agrees in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof and of the Agreement;

3.4 All references to (i) each “Sub-Servicer” and (ii) the “Sub-Servicers” in the Agreement and each other relevant Transaction Document shall be deemed to include each New Sub-Servicer;

3.5 With respect to the New Sub-Servicers, any reference in the Agreement and each other relevant Transaction Document to the “Closing Date”, the “date hereof”, the “effective date” or any similar term shall be deemed to be a reference to the date hereof;

3.6 Each New Sub-Servicer hereby acknowledges that it has received copies of the Agreement and the other Transaction Documents; and

3.7 Each of the undersigned parties hereby consents to the release of Windsor Coal Company as a Sub-Servicer.

SECTION 4. Representations and Warranties. Each of the Seller, CONSOL Energy, the Servicer and the New Sub-Servicers hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrator of:

(a) counterparts (whether by facsimile or otherwise) of this Amendment duly completed, executed and delivered by each of the other parties hereto;

(b) counterparts (whether by facsimile or otherwise) of that certain Second Amendment to Purchase and Sale Agreement, dated as of the date hereof, duly completed, executed and delivered by each of the parties thereto, and evidence of satisfaction of each of the conditions to effectiveness referred to therein;

(c) counterparts (whether by facsimile or otherwise) of (i) that certain Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and Market Street Funding LLC and receipt of the “Amendment Fee” referred to therein and (ii) that certain Fee Letter, dated as of the date hereof, by and among the Seller, the Servicer, The Bank of Nova Scotia and Liberty Street Funding LLC, in each case, duly completed, executed and delivered by each of the parties thereto; and

(d) such other documents and instruments as the Administrator may reasonably request.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CNX FUNDING CORPORATION, as Seller

By:
	Name:	Christopher C. Jones
	Title:	Treasurer and Assistant Secretary

	Address:	300 Delaware Avenue Suite 567 Wilmington, DE 19801
	Attention:	Treasurer
	Telephone:	(302) 225-5194
	Facsimile:	(302) 225-1594
CONSOL ENERGY INC., as initial Servicer

By:
	Name:	John M. Reilly
	Title:	Vice President and Treasurer

	Address:	CONSOL Plaza 1800 Washington Road Pittsburgh, PA 15241
	Attention:	Treasurer
	Telephone:	(412) 831-4128
	Facsimile:	(412) 831-6030

S-1	Third Amendment to A&R RPA (CONSOL)

FOLA COAL COMPANY, L.L.C., as a Sub-Servicer

By:
Name:	Kevin C. Perkins
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(304) 587-4100 ext. 104
Facsimile:	(304) 587-2469

LITTLE EAGLE COAL COMPANY., L.L.C, as a Sub-Servicer

By:
Name:	Gary Patterson
Title:	President

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(304) 587-4100
Facsimile:	(304) 587-2469

S-2	Third Amendment to A&R RPA (CONSOL)

MON RIVER TOWING, INC., as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

TERRY EAGLE COAL COMPANY, L.L.C., as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

S-3	Third Amendment to A&R RPA (CONSOL)

TRI-RIVER FLEETING HARBOR SERVICE, INC., as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

TWIN RIVERS TOWING COMPANY, as a Sub-Servicer

By:
Name:	Deniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

S-4	Third Amendment to A&R RPA (CONSOL)

CONSOL ENERGY SALES COMPANY, as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

CONSOL OF KENTUCKY INC., as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

CONSOLIDATION COAL COMPANY, as a Sub-Servicer

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

S-5	Third Amendment to A&R RPA (CONSOL)

ISLAND CREEK COAL COMPANY, as a Sub-Servicer

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

MCELROY COAL COMPANY, as a Sub-Servicer

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

KEYSTONE COAL MINING CORPORATION, as a Sub-Servicer

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

S-6	Third Amendment to A&R RPA (CONSOL)

EIGHTY-FOUR MINING COMPANY, as a Sub-Servicer

By:
Name:	Daniel S. Cangilla
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4564
Facsimile:	(412) 831-6030

CNX MARINE TERMINALS INC., as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

CONSOL PENNSYLVANIA COAL COMPANY LLC, as a Sub-Servicer

By:
Name:	John M. Reilly
Title:	Treasurer

Address:	1800 Washington Road Pittsburgh, PA 15241
Attention:	Treasurer
Telephone:	(412) 831-4128
Facsimile:	(412) 831-6030

S-7	Third Amendment to A&R RPA (CONSOL)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

Commitment:	$87,500,000

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for Market Street

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:
Name:
Title:

Commitment:	$87,500,000

Pro Rata Share: 53.03%

S-8	Third Amendment to A&R RPA (CONSOL)

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

Commitment:	$77,500,000

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an LC Participant

By:
Name:
Title:

Commitment:	$77,500,000
Pro Rata Share:	46.97%

S-9	Third Amendment to A&R RPA (CONSOL)

SCHEDULE I

CREDIT AND COLLECTION POLICY

Sch.I-1	Third Amendment to A&R RPA (CONSOL)

SCHEDULE III

TRADE NAMES

Organizational Name	Trade Names/Fictitious Names

CNX Marine Terminals Inc. f/a/k/a Consolidation Coal Sales Company

CONSOL Energy Inc.

CONSOL Energy Sales Company

CONSOL of Kentucky Inc.

Consol Pennsylvania Coal Company LLC

Consolidation Coal Company

Eighty-Four Mining Company

Fola Coal Company, L.L.C. d/b/a Powellton Coal Company and Powellton Coal Company, L.L.C.

ISLAND CREEK COAL COMPANY

Keystone Coal Mining Corporation

Little Eagle Coal Company, L.L.C.

McELROY COAL COMPANY

Mon River Towing, Inc.

Terry Eagle Coal Company, L.L.C.

Tri-River Fleeting Harbor Service, Inc. a/k/a Tri River Fleeting Harbor SVC, Inc.

TWIN RIVERS TOWING COMPANY

Sch. III-1	Third Amendment to A&R RPA (CONSOL)